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                                                                   Exhibit 10.4


                          AGREEMENT FOR STOCK EXCHANGE


         This Agreement is made and entered into this 10th day of January, 2002 by and between Kensington Bankshares, Inc., a recently formed Florida one-bank holding company ("Holding Company") and First Kensington Bank, a Florida state bank ("Bank").

         WHEREAS the Directors of Bank have caused to be formed Holding Company, established for the purpose of acquiring all of the outstanding shares of Common Stock of Bank;

         WHEREAS the Board of Directors of Holding Company and Bank have approved and authorized the exchange of four (4) shares of Common Stock of Holding Company for each of the outstanding shares of Common Stock of Bank; and

         WHEREAS on January 8, 2002, the holders of a majority of the outstanding shares of Common Stock of Bank and the sole shareholder of Holding Company approved the exchange offer.

         Now THEREFORE the parties hereto agree as follows:

         1. There is currently outstanding 740,000 shares of Common Stock, $10.25 par value, of Bank.

         2. Holding Company has authorized 10,000,000 shares of Common Stock, $.01 par value of which 1,000 shares are outstanding.

         3. Holding Company is a duly organized corporation in good standing under the laws of the state of Florida.

         4. Bank is a duly organized state chartered bank in good standing under the laws of the state of Florida.

         5. Holding Company agrees that for each outstanding share of Common Stock of Bank, Holding Company will exchange four (4) of its newly issued shares of Common Stock.

         6. Upon consummation of the exchange offer, the outstanding shares of Common Stock of Holding Company (1,000 shares) will be acquired by Holding Company for the cost thereof ($1,000).

         7. Upon consummation of the exchange offer, the assets of Holding Company will consist of the Common Stock of Bank and each shareholder of Bank will have the same percentage ownership of Holding Company as such shareholder held in Bank.


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         8.       As a condition to consummation of the exchange, no more than
                  5% of the outstanding shares of Common Stock of Bank may exercise their dissenter's rights.


WITNESSETH                                   FIRST KENSINGTON BANK


/s/  Nicole Changsue                         By: /s/ William R. Bender, Jr.
---------------------------------               -------------------------------
Nicole Changsue                                 William R. Bender, Jr.
                                                Executive Vice President
                                                   And CFO


/s/  Mary K. Ruck                            KENSINGTON BANKSHARES, INC.
--------------------------------
Mary K. Ruck

                                             By:  /s/  Gerald K. Archibald
                                                -------------------------------
                                                Gerald K. Archibald
                                                President and CEO